UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 36611, Dallas, Texas (Address of Principal Executive Offices)		75235-1611
(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On May 2, 2011, AirTran Holdings, Inc. (“AirTran”) became a wholly owned subsidiary of Southwest Airlines Co. (“Southwest”), as a result of the merger of Guadalupe Holdings Corp. (“Merger Sub”) with and into AirTran (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of September 26, 2010, by and among Southwest, AirTran and Merger Sub (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of AirTran common stock was converted into and became exchangeable for 0.321 fully paid and nonassessable shares of Southwest common stock, with any fractional shares to be paid in cash, and $3.75 in cash.

Upon the closing of the Merger, AirTran became a wholly owned subsidiary of Southwest and the shares of AirTran common stock, which previously traded under the ticker symbol “AAI” on the NYSE, ceased trading on, and were delisted from, the NYSE.

The description of the Merger contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Southwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 27, 2010 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, Southwest assumed AirTran’s $74,750,000 aggregate principal amount of 5.50% Convertible Senior Notes due 2015 (the “5.50% Notes”), $115,000,000 aggregate principal amount of $5.25% Convertible Senior Notes due 2016 (the “5.25% Notes”) and $5.472 million aggregate principal amount of 7% Convertible Notes due 2023 (the “7.0% Notes” and, together with the 5.50% Notes and the 5.25% Notes, the “Notes”). Associated therewith, Southwest, AirTran, AirTran Airways, Inc. (“AirTran Airways”) and certain other subsidiaries of Southwest issued supplemental indentures to the indentures governing the notes as follows:

Supplemental Indentures to Senior Indenture governing 5.50% Convertible Senior Notes due 2015

•	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee.

•	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee.

•	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee.

•	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee.

Supplemental Indentures to Senior Indenture governing 5.25% Convertible Senior Notes due 2016

•	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee.

•	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee.

•	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee.

•	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee.

Supplemental Indentures to Indenture governing 7.0% Convertible Notes due 2023

•	First Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, AirTran Airways and Wilmington Trust Company, as trustee.

•	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, AirTran Airways and Wilmington Trust Company, as trustee.

•	Third Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, AirTran Airways and Wilmington Trust Company, as trustee.

•	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, AirTran Airways and Wilmington Trust Company, as trustee.

The terms of the Notes are set forth in the indentures governing the Notes, as supplemented by the supplemental indentures thereto, each of which is filed with or incorporated by reference into this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On May 2, 2011, Southwest issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Senior Indenture, dated as of April 30, 2008, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on May 2, 2008).

4.2	First Supplemental Indenture, dated as of April 30, 2008, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on May 2, 2008), to the Senior Indenture identified above as Exhibit 4.1.

4.3	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.4	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.5	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.6	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.7	Senior Indenture, dated as of October 14, 2009, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on October 14, 2009).

4.8	First Supplemental Indenture, dated as of October 14, 2009, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on October 14, 2009), to the Senior Indenture identified above as Exhibit 4.7.

4.9	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.10	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.11	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.12	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.13	Indenture, dated as of May 7, 2003, among AirTran, AirTran Airways and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Form S-3, File No. 333-107415, filed with the SEC on July 28, 2003).

4.14	First Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.15	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.16	Third Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.17	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

99.1	Press Release of Southwest Airlines Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 3, 2011	By:	/s/ Laura H. Wright
	Name:	Laura H. Wright
	Title:	Senior Vice President Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Indenture, dated as of April 30, 2008, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on May 2, 2008).

4.2	First Supplemental Indenture, dated as of April 30, 2008, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on May 2, 2008), to the Senior Indenture identified above as Exhibit 4.1.

4.3	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.4	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.5	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.6	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.1.

4.7	Senior Indenture, dated as of October 14, 2009, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on October 14, 2009).

4.8	First Supplemental Indenture, dated as of October 14, 2009, between AirTran and U.S. Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Current Report on Form 8-K, File No. 1-15991, filed with the SEC on October 14, 2009), to the Senior Indenture identified above as Exhibit 4.7.

4.9	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.10	Third Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.11	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.12	Fifth Supplemental Indenture, dated as of May 3, 2011, between Southwest and U.S. Bank, National Association, as trustee, to the Senior Indenture identified above as Exhibit 4.7.

4.13	Indenture, dated as of May 7, 2003, among AirTran, AirTran Airways and Wilmington Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to AirTran’s Form S-3, File No. 333-107415, filed with the SEC on July 28, 2003).

4.14	First Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.15	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran Holdings, LLC, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.16	Third Supplemental Indenture, dated as of May 3, 2011, among Southwest, Pedernales Debt Sub, LLC, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

4.17	Fourth Supplemental Indenture, dated as of May 3, 2011, among Southwest, AirTran Airways and Wilmington Trust Company, as trustee, to the Indenture identified above as Exhibit 4.13.

99.1	Press Release of Southwest Airlines Co.